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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 11, 2002
                                 --------------
                Date of report (Date of earliest event reported)


                                JagNotes.com Inc.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


       Nevada                        000-28761                 88-0380546
       ------                        ---------                 ----------
  (State or Other             (Commission File Number)      (IRS Employer
  Jurisdiction of                                           Identification No.)
  Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida             33433
---------------------------------------------------             -----
(Address of Principal Executive Offices)                      (Zip Code)


                                 (561) 393-0605
                                 --------------
               Registrant's telephone number, including area code



                                 Not Applicable
                                 --------------
             (Former Name or Address, if Changed Since Last Report)



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Item 5.  Other Events.

On March 11, 2002, JagNotes.com Inc. (the "Company") commenced mailing a letter to every stockholder for whom the Company has an address, describing the procedures for exchanging stock certificates representing shares of the Company's current common stock for the new Class A common stock and Series 1 Class B common stock of JAG Media Holdings, Inc. that will be issued pursuant to the Company's recapitalization plan and attaching the form of Letter of Transmittal to be used by stockholders in connection therewith. The form of Letter of Transmittal can also be downloaded for free from the Company's web site www.jagnotes.com.

Copies of the Company's letter to record stockholders, letter to beneficial stockholders and the form of Letter of Transmittal are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

99.1  Letter to Record Stockholders of the Company, dated March 11, 2002.
99.2  Letter to Beneficial Owners of Company Common Stock, dated March 11, 2002.
99.3  Form of Letter of Transmittal.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JagNotes.com Inc.


Date: March 11, 2002                            By: /s/ Gary Valinoti
                                                    ---------------------------
                                                    Name:  Gary Valinoti
                                                    Title: President & CEO


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                                INDEX TO EXHIBITS

Exhibit
  No.    Description                                                       Page
------   -----------                                                       ----
99.1     Letter to Record Stockholders of the Company, dated March 11,
         2002                                                                5

99.2     Letter to Beneficial Owners of Company Common Stock,
         dated March 11, 2002.                                               6

99.3     Form of Letter of Transmittal.                                      7



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